                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 17, 1999


                CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST
                ------------------------------------------------
                           (Exact Name of Registrant)


         New York                         333-05271               13-3728743
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


           380 Madison Avenue, New York                         10017-2951
           ----------------------------------------             ----------
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events:

         On or about 12/17/99, Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Trustee's Report to Certificateholders with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits       Description
              --------       -----------

              20.1 Monthly Reports with respect to the December 17, 1999 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 23, 1999

                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By:  /s/ Martin A. Friedman
                                                 -------------------------------
                                                 Name:  Martin A. Friedman
                                                 Title: Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.        Description
-----------        -----------
20.1               Monthly Reports with respect to the distribution to
                   certificateholders on December 17, 1999.